                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                            RANGER GOVERNANCE, LTD.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                               EXPLANATORY NOTE

     Ranger Governance, Ltd., a Texas limited partnership ("Ranger"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.



Table of Contents
-----------------

Ranger press release                                          Item 1

Ranger press release #2                                       Item 2


Content of Items 1-2
--------------------

For Immediate Release


              RANGER GOVERNANCE ANNOUNCES MODIFICATION OF PROCEDURE
                 REGARDING SOLICITING VOTES FOR THE SHORT SLATE


Dallas, TX, August 17, 2001 - Ranger announced today a modification of the procedures which it will follow with respect to its shift from soliciting votes for a full slate of directors for Computer Associates International, Inc. (NYSE:
CA) to a slate of four candidates.

Ranger will not nominate Dr. Wendy Lee Gramm, Bob Cook, Dennis Mitchell Crumpler, Mark Cuban, Dixon Doll or Sam Wyly to serve as directors of Computer Associates at the annual meeting on August 29, 2001. Proxies received authorizing a vote for Ranger's full slate of ten candidates will be voted for Cece Smith, Elizabeth VanStory, Richard J. Agnich and Stephen Perkins, the sole Ranger nominees. Thus, any stockholder who granted Ranger's representatives authority to vote his or her shares in favor of Dr. Wendy Lee Gramm, Bob Cook, Dennis Mitchell Crumpler, Mark Cuban, Dixon Doll or Sam Wyly and who does not submit a new proxy card will lose the opportunity to cast a meaningful vote with respect to as many as six of Computer Associates' ten directorships.

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. On July 27, 2001, Ranger Governance filed a definitive proxy statement with the Securities and Exchange Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates and has mailed copies to stockholders. Ranger has filed with the Commission a supplement to its definitive proxy statement regarding its support of a short slate of nominees. Ranger urges stockholders to read its proxy statement and the supplement because they contain important information. More information about Ranger Governance and copies of its definitive proxy statement and the supplement can be found at www.rangergov.com. Copies of Ranger's definitive proxy statement and other Ranger soliciting materials, including the supplement, are also available at the Securities and Exchange Commission's website at www.sec.gov.


                                     -more-

--------------------------------------------------------------------------------

                              Street-Name Holders
                              -------------------
If you hold your Computer Associates shares with a brokerage firm or bank, only they can exercise voting rights with respect to your shares and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly contact the person responsible for your account and give instructions to vote the GREEN proxy card FOR the election of the Ranger Governance nominees. Please note, your bank or broker will keep your vote CONFIDENTIAL.

                         Computer Associates Employees
                         -----------------------------
If you hold your shares in the Savings Harvest Plan or Employee Stock Purchase Plan, your vote is CONFIDENTIAL. You may direct the Plan Trustee how to vote your shares by signing, dating and returning the GREEN instruction form provided by the Plan Trustee. Completed instructions must be received by the Savings Harvest Plan Trustee at the address set forth in the GREEN instruction form no later than the close of business on August 27, 2001 for your vote to be counted.

Even if you have sent a white proxy card to Computer Associates, you have every right to change your vote. You may revoke that proxy, and vote for the Ranger Governance slate by signing, dating and mailing the GREEN Proxy. If you have any questions on how to vote your shares, please call our proxy solicitor:

                     MORROW & CO., INC. at (800) 607-0088

--------------------------------------------------------------------------------

Contact:

       Media:                                         Investors:
       Joele Frank / Dan Katcher                      Morrow & Co., Inc.
       Joele Frank, Wilkinson Brimmer Katcher         (212) 754-8000
       (212) 355-4449

                                     # # #

For Immediate Release


             ISS RECOMMENDS THAT COMPUTER ASSOCIATES SHAREHOLDERS
                    VOTE FOR THE RANGER GOVERNANCE NOMINEES

       ISS Says Ranger Nominees Are "Instant Medicine for What Ails CA"

Dallas, TX, August 20, 2001 - Ranger Governance, Ltd. today announced that Institutional Shareholder Services (ISS), the nation's leading independent proxy advisory firm, has recommended to its clients that Computer Associates (NYSE:
CA) shareholders vote the four Ranger Governance director nominees to the CA Board of Directors at the annual meeting of CA shareholders on Wednesday, August 29, 2001.

ISS provides detailed proxy recommendations that are relied upon by more than 700 U.S.-based institutional investment firms, mutual funds, and other fiduciary organizations.

In reaching its decision to recommend the Ranger Governance nominees - Cece Smith, Elizabeth VanStory, Richard Agnich and Stephen Perkins - ISS noted in its August 20, 2001 report that:

"The revised [Ranger] slate, by contrast, offers instant medicine for what ails CA."*

"With the addition of four Ranger nominees who cannot by even the most skeptical observer be regarded as pliant to management, the company benefits by addition--the addition of credibility, of trust, and of confidence that accounting practices will not be needlessly obfuscatory, that executive compensation will be subjected to meaningful scrutiny, and that customer and employee relations will be given foremost priority."*

"CA remains as much in need of new faces on its board as ever and management's reassurances and moves in this direction, while encouraging, are not sufficient to reject the real opportunity to immediately elect clearly independent directors in the form of the Ranger nominees."*

"CA is much in need of a clean break from its past, and in particular from the influence of Mr. Wang, whose continued presence on the board depresses investor confidence in the progress being made."*

"...CA remains as much in need of new faces on its board as ever and management's reassurances and moves in this direction, while encouraging, are not sufficient to reject the real opportunity to immediately elect clearly independent directors in the form of the Ranger nominees."*


                                    -more-

Ranger nominee Steve Perkins said, "We are very pleased that ISS has endorsed the Ranger Governance slate. ISS' recommendation reinforces Ranger's belief that there is a need for change at CA and that the Company and its shareholders will benefit from the insight and experience of the Ranger nominees. We're confident that the Ranger nominees will ensure a greater voice on the Computer Associates Board for the people who should have had it all along - the shareholders."

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. On July 27, 2001, Ranger Governance filed a definitive proxy statement with the Securities and Exchange Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates and has mailed copies to stockholders. On August 17, 2001 Ranger filed with the Commission a supplement to its definitive proxy statement regarding its support of a short slate of nominees. Copies of the supplement have been mailed to stockholders. Ranger urges stockholders to read its proxy statement and the supplement because they contain important information. More information about Ranger Governance and copies of its definitive proxy statement and the supplement can be found at www.rangergov.com. Copies of Ranger's definitive proxy statement and other Ranger soliciting materials, including the supplement, are also available at the Securities and Exchange Commission's website at www.sec.gov.

* Permission to use quotations neither sought nor obtained.

--------------------------------------------------------------------------------

                              Street-Name Holders
                              -------------------
If you hold your Computer Associates shares with a brokerage firm or bank, only they can exercise voting rights with respect to your shares and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly contact the person responsible for your account and give instructions to vote the GREEN proxy card FOR the election of the Ranger Governance nominees. Please note, your bank or broker will keep your vote CONFIDENTIAL.

                         Computer Associates Employees
                         -----------------------------
If you hold your shares in the Savings Harvest Plan or Employee Stock Purchase Plan, your vote is CONFIDENTIAL. You may direct the Plan Trustee how to vote your shares by signing, dating and returning the GREEN instruction form provided by the Plan Trustee. Completed instructions must be received by the Savings Harvest Plan Trustee at the address set forth in the GREEN instruction form no later than the close of business on August 27, 2001 for your vote to be counted.

Even if you have sent a white proxy card to Computer Associates, you have every right to change your vote. You may revoke that proxy, and vote for the Ranger Governance slate by signing, dating and mailing the GREEN Proxy. If you have any questions on how to vote your shares, please call our proxy solicitor:

                     MORROW & CO., INC. at (800) 607-0088

--------------------------------------------------------------------------------

Contact:

       Media:                                         Investors:
       Joele Frank / Dan Katcher                      Morrow & Co., Inc.
       Joele Frank, Wilkinson Brimmer Katcher         (212) 754-8000
       (212) 355-4449

                                     # # #